COMMON STOCK

CPI 8070

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

CriticalPath℠

COMMON STOCK

-9,999,999.999-

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

XXXXXXXXXXXXXXXXXXXXX
CUSIP 22674V 10 0
CUSIP 22674V 50 6

THIS CERTIFICATE REFLECTS A 1:4 REVERSE
SPLIT EFFECTIVE AUGUST 1,2003

SPECIMEN

THIS CERTIFIES THAT *** Company name test line *** XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX XXX *** Second line of

*9,999,999*****
9,999,999**
9,999,999
****9,999,999**
*****9,999,999*

is the record holder of ***NINE MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED NINETY-NINE and NINE HUNDRED NINETY-NINE one

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

CRITICAL PATH, INC.

CERTIFICATE OF STOCK

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 08/11/2003

CRITICAL PATH, INC. INCORPORATED FEB. 19, 1997 CALIFORNIA

SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

CRITICAL PATH, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________

X ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By______________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.